INVESCO GLOBAL HEALTH CARE FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         3

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   22,021
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                      195
          Class C                                                    2,790
          Class Y                                                      673
          Investor Class                                            17,106

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $ 32.93
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $ 23.87
          Class C                                                  $ 23.91
          Class Y                                                  $ 33.48
          Investor Class                                           $ 32.94

INVESCO DEVELOPING MARKETS FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $ 7,250
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class Y                                              $12,161
           Class R5                                             $ 4,960
           Class R6                                             $ 2,634

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2423
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class Y                                              $0.3238
           Class R5                                             $0.3753
           Class R6                                             $0.3859

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                               26,888
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                  297
           Class C                                                2,770
           Class Y                                               34,329
           Class R5                                              10,789
           Class R6                                               5,241

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 30.67
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 29.82
           Class C                                              $ 29.78
           Class Y                                              $ 30.74
           Class R5                                             $ 30.69
           Class R6                                             $ 30.68

INVESCO ENDEAVOR FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         16

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   6,726
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                      74
          Class C                                                   2,022
          Class R                                                   1,051
          Class Y                                                   1,132
          Class R5                                                  1,174
          Class R6                                                  2,794

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $17.19
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $15.25
          Class C                                                  $15.26
          Class R                                                  $16.62
          Class Y                                                  $17.61
          Class R5                                                 $18.06
          Class R6                                                 $18.13

INVESCO SELECT COMPANIES FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         18

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   18,246
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                      154
          Class C                                                    6,797
          Class R                                                    1,844
          Class Y                                                    4,770
          Class R5                                                   1,864

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $ 16.72
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $ 14.65
          Class C                                                  $ 14.63
          Class R                                                  $ 16.06
          Class Y                                                  $ 17.04
          Class R5                                                 $ 17.71

INVESCO GREATER CHINA FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $   546
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                              $     4
           Class C                                              $    23
           Class Y                                              $    47
           Class R5                                             $     1

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2157
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                              $0.0335
           Class C                                              $0.0335
           Class Y                                              $0.2754
           Class R5                                             $0.3278

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                2,361
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                   57
           Class C                                                  552
           Class Y                                                  234
           Class R5                                                   2

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 22.23
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $ 21.56
           Class C                                              $ 21.52
           Class Y                                              $ 22.26
           Class R5                                             $ 22.28

INVESCO INTERNATIONAL TOTAL RETURN FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         21

72DD.  1   Total income dividends and return of capital for
           which record date passed during the period.
           (000's Omitted)
           Class A                                                $   411
       2   Dividends and return of capital for a second class of
           open-end company shares (000's Omitted)
           Class B                                                $     5
           Class C                                                $    40
           Class Y                                                $   114
           Class R5                                               $    --
           Class R6                                               $    73

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income and return of
           capital
           Class A                                                $0.1550
       2   Dividends and return of capital for a second class of
           open-end company shares (form nnn.nnnn)
           Class B                                                $0.0790
           Class C                                                $0.0789
           Class Y                                                $0.1804
           Class R5                                               $0.1804
           Class R6                                               $0.1804

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  2,765
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                     45
           Class C                                                    491
           Class Y                                                  1,007
           Class R5                                                    --
           Class R6                                                     1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                $ 10.44
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                                $ 10.43
           Class C                                                $ 10.42
           Class Y                                                $ 10.44
           Class R5                                               $ 10.44
           Class R6                                               $ 10.44

INVESCO BALANCED-RISK ALLOCATION FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         23

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $ 57,902
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                              $    225
           Class C                                              $ 26,864
           Class R                                              $    542
           Class Y                                              $ 65,221
           Class R5                                             $  4,519
           Class R6                                             $ 12,606

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $ 0.2908
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                              $ 0.1936
           Class C                                              $ 0.1936
           Class R                                              $ 0.2584
           Class Y                                              $ 0.3243
           Class R5                                             $ 0.3287
           Class R6                                             $ 0.3433

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                               164,477
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                   779
           Class C                                               117,238
           Class R                                                 2,448
           Class Y                                               152,993
           Class R5                                               12,628
           Class R6                                               24,976

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  11.34
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class B                                              $  10.90
           Class C                                              $  10.90
           Class R                                              $  11.18
           Class Y                                              $  11.47
           Class R5                                             $  11.48
           Class R6                                             $  11.49

INVESCO PACIFIC GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         28

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   2,475
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                       5
          Class C                                                     183
          Class R                                                       9
          Class Y                                                     392
          Class R5                                                      1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $26.31
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $24.40
          Class C                                                  $24.46
          Class R                                                  $26.02
          Class Y                                                  $26.79
          Class R5                                                 $26.84

INVESCO EMERGING MARKETS FLEXIBLE BOND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         40

72DD.  1   Total Return of Capital for which record date passed
           during the period. (000's Omitted)
           Class A                                               $   226
       2   Return of Capital for a second class of open-end
           company shares (000's Omitted)
           Class B                                               $     7
           Class C                                               $    38
           Class R                                               $    11
           Class Y                                               $    13
           Class R5                                              $    --
           Class R6                                              $ 2,118

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Return of Capital from net investment income
           Class A                                               $0.2607
       2   Return of Capital for a second class of open-end
           company shares (form nnn.nnnn)
           Class B                                               $0.2081
           Class C                                               $0.2082
           Class R                                               $0.2429
           Class Y                                               $0.2780
           Class R5                                              $0.2780
           Class R6                                              $0.2780

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                   793
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                    19
           Class C                                                   183
           Class R                                                    40
           Class Y                                                    54
           Class R5                                                    1
           Class R6                                                9,299

74V.   1   Net asset value per share (to nearest cent)
           Class A                                               $  6.53
       2   Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                               $  6.53
           Class C                                               $  6.54
           Class R                                               $  6.53
           Class Y                                               $  6.53
           Class R5                                              $  6.53
           Class R6                                              $  6.53

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         41

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                    5,975
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                                                       23
          Class C                                                      901
          Class R                                                      116
          Class Y                                                   82,726
          Class R5                                                  28,098
          Class R6                                                     282

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $  6.84
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                  $  6.58
          Class C                                                  $  6.57
          Class R                                                  $  6.76
          Class Y                                                  $  6.95
          Class R5                                                 $  6.97
          Class R6                                                 $  6.98

INVESCO EMERGING MARKETS EQUITY FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         42

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                   1,664
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class C                                                     452
          Class R                                                     179
          Class Y                                                     680
          Class R5                                                    209
          Class R6                                                    923

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $ 7.13
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                                                  $ 6.97
          Class R                                                  $ 7.07
          Class Y                                                  $ 7.15
          Class R5                                                 $ 7.15
          Class R6                                                 $ 7.15

INVESCO MULTI-ASSET INCOME FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         43

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $ 2,848
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $   752
           Class R                                              $    17
           Class Y                                              $   825
           Class R5                                             $     1
           Class R6                                             $ 2,806

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.4976
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.4210
           Class R                                              $0.4722
           Class Y                                              $0.5229
           Class R5                                             $0.5232
           Class R6                                             $0.5230

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                8,713
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                2,308
           Class R                                                   51
           Class Y                                                2,953
           Class R5                                                   2
           Class R6                                               4,698

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 10.51
       2   Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class C                                              $ 10.50
           Class R                                              $ 10.51
           Class Y                                              $ 10.51
           Class R5                                             $ 10.52
           Class R6                                             $ 10.51

INVESCO MACRO ALLOCATION STRATEGY FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         44

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $   167
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $    99
           Class R                                              $    --
           Class Y                                              $ 1,082
           Class R5                                             $    --
           Class R6                                             $ 2,606

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2203
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.1243
           Class R                                              $0.1883
           Class Y                                              $0.2490
           Class R5                                             $0.2490
           Class R6                                             $0.2490

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  572
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                  739
           Class R                                                    4
           Class Y                                                3,693
           Class R5                                                   1
           Class R6                                                  23

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 10.26
       2   Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class C                                              $ 10.20
           Class R                                              $ 10.25
           Class Y                                              $ 10.29
           Class R5                                             $ 10.30
           Class R6                                             $ 10.29

INVESCO ALL CAP MARKET NEUTRAL FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         45

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $ 1,997
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $   343
           Class R                                              $     6
           Class Y                                              $ 2,154
           Class R5                                             $    67
           Class R6                                             $    84

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $1.3326
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $1.3004
           Class R                                              $1.3204
           Class Y                                              $1.3495
           Class R5                                             $1.3495
           Class R6                                             $1.3495

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                4,342
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                1,055
           Class R                                                   11
           Class Y                                                4,198
           Class R5                                                  50
           Class R6                                               7,456

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  9.80
       2   Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class C                                              $  9.60
           Class R                                              $  9.73
           Class Y                                              $  9.85
           Class R5                                             $  9.86
           Class R6                                             $  9.85

INVESCO GLOBAL MARKET NEUTRAL FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         46

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                     780
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class C                                                      65
          Class R                                                       2
          Class Y                                                   1,231
          Class R5                                                     50
          Class R6                                                     79

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                  $ 9.91
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                                                  $ 9.74
          Class R                                                  $ 9.86
          Class Y                                                  $ 9.96
          Class R5                                                 $ 9.96
          Class R6                                                 $ 9.97

INVESCO GLOBAL TARGETED RETURNS FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         47

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $   146
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $    38
           Class R                                              $    --
           Class Y                                              $   948
           Class R5                                             $     1
           Class R6                                             $    68

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.0631
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.0378
           Class R                                              $0.0469
           Class Y                                              $0.0881
           Class R5                                             $0.0881
           Class R6                                             $0.0881

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                2,839
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                1,621
           Class R                                                    2
           Class Y                                               16,906
           Class R5                                                   6
           Class R6                                                   1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 10.32
       2   Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class C                                              $ 10.13
           Class R                                              $ 10.27
           Class Y                                              $ 10.37
           Class R5                                             $ 10.37
           Class R6                                             $ 10.36

INVESCO LONG/SHORT EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         48

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $   601
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $   125
           Class R                                              $     2
           Class Y                                              $   393
           Class R5                                             $    29
           Class R6                                             $    31

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.5532
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.4766
           Class R                                              $0.5277
           Class Y                                              $0.5839
           Class R5                                             $0.5839
           Class R6                                             $0.5839

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                1,106
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                  231
           Class R                                                    8
           Class Y                                                  724
           Class R5                                                  52
           Class R6                                               4,408

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $ 10.45
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $ 10.30
           Class R                                              $ 10.40
           Class Y                                              $ 10.51
           Class R5                                             $ 10.50
           Class R6                                             $ 10.50

INVESCO LOW VOLATILITY EMERGING MARKETS FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         49

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    15
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $    --
           Class R                                              $    --
           Class Y                                              $    15
           Class R5                                             $     1
           Class R6                                             $     1

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.0691
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.0133
           Class R                                              $0.0482
           Class Y                                              $0.0881
           Class R5                                             $0.0881
           Class R6                                             $0.0881

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  419
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                   29
           Class R                                                    3
           Class Y                                                  230
           Class R5                                                  15
           Class R6                                               4,273

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  8.64
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  8.55
           Class R                                              $  8.62
           Class Y                                              $  8.66
           Class R5                                             $  8.66
           Class R6                                             $  8.65

INVESCO MACRO INTERNATIONAL EQUITY FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         50

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    37
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $    --
           Class R                                              $    --
           Class Y                                              $    53
           Class R5                                             $     5
           Class R6                                             $     5

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.1060
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.0569
           Class R                                              $0.0890
           Class Y                                              $0.1293
           Class R5                                             $0.1293
           Class R6                                             $0.1293

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  325
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                   10
           Class R                                                    1
           Class Y                                                  408
           Class R5                                                  35
           Class R6                                                  35

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  8.90
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  8.80
           Class R                                              $  8.87
           Class Y                                              $  8.92
           Class R5                                             $  8.92
           Class R6                                             $  8.92

INVESCO MACRO LONG/SHORT FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         51

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    22
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                                   --
           Class R                                                   --
           Class Y                                              $    36
           Class R5                                             $     3
           Class R6                                             $     4

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.0321
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.0152
           Class R                                              $0.0255
           Class Y                                              $0.0538
           Class R5                                             $0.0538
           Class R6                                             $0.0538

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  625
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                    4
           Class R                                                    1
           Class Y                                                  655
           Class R5                                                  65
           Class R6                                                  82

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  9.41
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  9.32
           Class R                                              $  9.37
           Class Y                                              $  9.43
           Class R5                                             $  9.44
           Class R6                                             $  9.43

INVESCO GLOBAL INFRASTRUCTURE FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         52

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $    59
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $     3
           Class R                                              $     1
           Class Y                                              $    83
           Class R5                                             $    --
           Class R6                                             $     2

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.1560
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.0868
           Class R                                              $0.1329
           Class Y                                              $0.1790
           Class R5                                             $0.1790
           Class R6                                             $0.1790

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                  436
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                   45
           Class R                                                    7
           Class Y                                                  538
           Class R5                                                   1
           Class R6                                                  12

74V.   1   Net asset value per share (to nearest cent)
           Class A                                              $  9.62
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                              $  9.60
           Class R                                              $  9.61
           Class Y                                              $  9.62
           Class R5                                             $  9.62
           Class R6                                             $  9.62

INVESCO STRATEGIC INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         53

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $   538
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $    84
           Class R                                              $     2
           Class Y                                              $   433
           Class R5                                             $     0
           Class R6                                             $     0

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2761
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.2056
           Class R                                              $0.2526
           Class Y                                              $0.2999
           Class R5                                             $0.3000
           Class R6                                             $0.3000

INVESCO MLP FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73C, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         55

72DD.  1   Total Return of Capital for which record date passed
           during the period. (000's Omitted)
           Class A                                               $   183
       2   Return of Capital for a second class of open-end
           company shares (000's Omitted)
           Class C                                               $    25
           Class R                                               $     9
           Class Y                                               $   164
           Class R5                                              $    --
           Class R6                                              $    --

73C.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Return of Capital from net investment income
           Class A                                               $0.3431
       2   Return of Capital for a second class of open-end
           company shares (form nnn.nnnn)
           Class C                                               $0.2987
           Class R                                               $0.3285
           Class Y                                               $0.3581
           Class R5                                              $0.3581
           Class R6                                              $0.3581

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                   668
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                   212
           Class R                                                    40
           Class Y                                                   584
           Class R5                                                    1
           Class R6                                                    1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                               $  6.06
       2   Net asset value per share of a second class of open-
           end company shares (to nearest cent)
           Class C                                               $  6.05
           Class R                                               $  6.06
           Class Y                                               $  6.07
           Class R5                                              $  6.06
           Class R6                                              $  6.06

INVESCO UNCONSTRAINED BOND FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-05426
SERIES NO.:         54

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                              $   267
       2   Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                              $     6
           Class R                                              $    --
           Class Y                                              $   293
           Class R5                                             $    --
           Class R6                                             $    --

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                              $0.2467
       2   Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                              $0.1755
           Class R                                              $0.2229
           Class Y                                              $0.2705
           Class R5                                             $0.2705
           Class R6                                             $0.2705